Schedule of Investments January 31, 2023 (Unaudited)

Jackson Square Large-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.1%
Communication Services - 2.0%
Match Group *	75,983	$4,112,200

Consumer Discretionary - 13.5%
Airbnb - Class A *	31,406	3,489,521
Amazon.com *	156,904	16,181,510
NIKE - Class B	68,398	8,709,117
		28,380,148
Financials - 25.1% #
CME Group	45,952	8,117,881
KKR & Co. - Class A	104,636	5,839,735
Mastercard - Class A	44,532	16,503,559
S&P Global	17,750	6,655,185
Visa - Class A	67,806	15,609,619
		52,725,979
Health Care - 15.6%
Align Technology *	15,896	4,287,628
Danaher	22,454	5,936,388
Edwards Lifesciences *	107,749	8,264,348
Intuitive Surgical *	28,339	6,962,609
Veeva Systems - Class A *	42,321	7,217,847
		32,668,820
Industrials - 18.5%
Boeing *	49,898	10,628,274
Canadian Pacific Railway	118,746	9,369,060
Copart *	50,076	3,335,562
Uber Technologies *	275,235	8,513,019
Waste Management	45,366	7,019,481
		38,865,396
Information Technology - 23.4%
Advanced Micro Devices *	65,602	4,929,990
Coupa Software *	50,177	4,010,146
Datadog - Class A *	38,998	2,917,441
Microsoft	93,667	23,211,619
NVIDIA	30,181	5,896,462
ServiceNow *	18,209	8,287,462
		49,253,120
TOTAL COMMON STOCKS
(Cost $205,159,153)		206,005,663

SHORT-TERM INVESTMENT - 1.9%
Money Market Deposit Account - 1.9%
U.S. Bank N.A., 2.50% (a)
Total Money Market Deposit Account	3,894,733	3,894,733
TOTAL SHORT-TERM INVESTMENT
(Cost $3,894,733)		3,894,733

Total Investments - 100.0%
(Cost $209,053,886)		209,900,396
Other Assets and Liabilities, Net - 0.0%		39,371
Total Net Assets - 100.0%		$209,939,767

*	Non-income producing security.
#
As of February 28, 2023, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. Changes in governmental regulation, interest rates, domestic and international economics, loan losses, price competition and industry consolidation may affect companies in this sector.

(a)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2023.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure
The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2023:
	Level 1	Level 2	Level 3	Total
Common Stocks	$206,005,663	$-	$-	$206,005,663
Short-Term Investment	3,894,733	-	-	3,894,733
Total Investments in Securities	$209,900,396	$-	$-	$209,900,396

Refer to the Schedule of Investments for further information on the classification of investments.